SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  August 21, 2000
(Date of earliest event reported)

Commission File No.: 333-68951



                       GE Capital Mortgage Services, Inc.
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       New Jersey                                         21-0627285
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(States of Incorporation)                  (I.R.S. Employer Identification Nos.)

Three Executive Campus
Cherry Hill, New Jersey                                              08002
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Addresses of principal executive offices                          (Zip Codes)



                                 (856) 661-6100
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               Registrants' Telephone Numbers, including area code



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            (Former names, former addresses and former fiscal years,
                         if changed since last report)

ITEM 5.     Other Events
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            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Donaldson, Lufkin & Jenrette Securities Corporation and Credit Suisse First Boston Corporation.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

      (99) Computational Materials prepared by Donaldson, Lufkin & Jenrette Securities Corporation and
                                                Credit Suisse First Boston
                                                Corporation in connection with
                                                GE Capital Mortgage Services,
                                                Inc., REMIC Mortgage
                                                Pass-Through Certificates,
                                                Series 2000-10.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GE CAPITAL MORTGAGE SERVICES, INC.

August 21, 2000

                                   By:      /s/ Al Gentile
                                          ------------------------------------
                                   Name:  Al Gentile
                                   Title: Designated Officer

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

   (99)                 Computational Materials                       P
                        prepared by Donaldson,
                        Lufkin & Jenrette Securities
                        Corporation and Credit Suisse
                        First Boston Corporation in
                        connection with GE Capital
                        Mortgage Services, Inc.,
                        REMIC Mortgage Pass-Through
                        Certificates, Series 2000-10.